SECURITIES AND EXCHANGE COMMISSION
                                       Washington, D.C. 20549



                                              FORM 8-K

                                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities Exchange
                                        Act of 1934



Date of Report:  April 13, 1994

                                 Security Capital Bancorp
                  (Exact name of registrant as specified in its charter)



       North Carolina                      0-12359             56-1354694
(State or other jurisdiction              (Commission         (IRS Employer
  of incorporation)                       File Number)      Identification No.)

                                        507 West Innes Street
                                        Post Office Box 1387
                                Salisbury, North Carolina 28145-1387
                              (Address of principal executive offices)


Registrant's telephone number, including area code:  (704) 636-3775


                                                 N/A
         (Former name or former address, if changed since last report)

EXHIBIT INDEX ON PAGE 7

PAGE 1 OF __

Item 1.  Changes in Control of Registrant
          Not Applicable.

Item 2.  Acquisition or Disposition of Assets
          Not Applicable.

Item 3.  Bankruptcy or Receivership
          Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant
          Not Applicable.

Item 5.  Other Events
          Security Capital Bancorp (the "Company") and Fairfield
Communities, Inc. ("FCI") entered a
Stock Purchase Agreement, dated as of April 5, 1994, concerning the Company's acquisition of First
Federal Savings and Loan Association of Charlotte, North Carolina, a wholly-owned subsidiary of FCI.
Copies of the Stock Purchase Agreement and a press release of the Company, dated April, 1994, are attached as Exhibits and incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors
          Not Applicable.

Item 7.  Financial Statements and Exhibits
          (2) Stock Purchase Agreement, dated as of April 5, 1994 (99.1) Press Release of Security Capital Bancorp, distributed
April 6, 1994

Item 8.  Change in Fiscal Year
          Not Applicable.

                                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SECURITY CAPITAL BANCORP


Date:  April 13, 1994
By:

David B. Jordan

Vice-Chairman and Chief Executive Officer


EXHIBIT INDEX


          Exhibit No.             Description
Sequential Page No.

              2                   Stock Purchase Agreement
                                  dated as of April 5, 1994

             99.1                 Press Release of
                                  Security Capital Bancorp
                                  Distributed on
                                  April 6, 1994